                           [GRAPHIC]


[GRAPHIC]                  Smith Barney
                           Fundamental
                           Value Fund Inc.

                           -------------------------
                           A N N U A L   R E P O R T
                           -------------------------

                           September 30, 1998


                    [LOGO] Smith Barney Mutual Funds
                           Investing for your future.
                           Every day.(R)

Smith Barney Fundamental
Value Fund Inc.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The Smith Barney Fundamental Value Fund Inc. ("Fund") seeks long-term growth of capital, with current income as a secondary objective. The Fund invests primarily in the stocks of companies believed to be attractively priced relative to the true value of their assets or business prospects.

Smith Barney Fundamental Value Fund Inc.
Average Annual Total Returns
September 30, 1998

                                                Without Sales Charges(1)
                                       -----------------------------------------
                                       Class A         Class B       Class L(2)
================================================================================
One-Year                                 (6.04)%         (6.79)%        (6.70)%
--------------------------------------------------------------------------------
Five-Year                                11.93           11.13          11.17
--------------------------------------------------------------------------------
Ten-Year                                 13.20             N/A            N/A
--------------------------------------------------------------------------------
Since Inception++                        13.35           13.23          11.42
================================================================================

                                                With Sales Charges(3)
                                       -----------------------------------------
                                       Class A         Class B       Class L(2)
================================================================================
One-Year                                (10.75)%        (11.22)%        (8.47)%
--------------------------------------------------------------------------------
Five-Year                                10.80           11.00          10.96
--------------------------------------------------------------------------------
Ten-Year                                 12.62             N/A            N/A
--------------------------------------------------------------------------------
Since Inception++                        13.01           13.23          11.21
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2)   On June 12, 1998, Class C shares were renamed Class L shares.

(3) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively. Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

      All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

++ Inception dates for Class A, B and L shares are November 12, 1981, November 6, 1992 and August 10, 1993, respectively.

--------------------------------------------------------------------------------
FUND HIGHLIGHT
--------------------------------------------------------------------------------

One of the major market forces that affected the performance of the Fundamental Value Fund last year was the concentrated market in which the 15 to 25 largest capitalization companies in the S&P 500 contributed disproportionately to the performance of the overall index. As value managers, we believe that these companies were overpriced and had reached levels that made them extremely vulnerable to any form of bad news.

--------------------------------------------------------------------------------
NASDAQ SYMBOL
--------------------------------------------------------------------------------

      Class A            SHFVX
      Class B            SFVBX
      Class L            SFVCX

--------------------------------------------------------------------------------
WHAT'S INSIDE
--------------------------------------------------------------------------------

Shareholder Letter...........................................................  1

Historical Performance.......................................................  4

Smith Barney Fundamental Value Fund Inc.
at a Glance..................................................................  6

Schedule of Investments......................................................  7

Statement of Assets and Liabilities.......................................... 10

Statement of Operations...................................................... 11

Statements of Changes in Net Assets.......................................... 12

Notes to Financial Statements................................................ 13

Financial Highlights......................................................... 18

Independent Auditors' Report................................................. 20

Tax Information.............................................................. 21

--------------------------------------------------------------------------------
Shareholder Letter
--------------------------------------------------------------------------------

[PHOTO]                             [PHOTO]

HEATH B.                            JOHN G.
MCLENDON                            GOODE

Chairman                            Vice President and
                                    Investment Officer

Dear Shareholder:

This is the annual report for the Smith Barney Fundamental Value Fund Inc. ("Fund") for the year ended September 30, 1998. In this report we have summarized the period's prevailing economic and market conditions and outlined our portfolio strategy. We hope you find it to be useful and informative.

Performance Update

For the year ended September 30, 1998, the Class A, B and L shares of the Fund generated negative total returns of 6.04%, 6.79% and 6.70%, respectively. In comparison, the Standard & Poor's 500 Composite Index ("S&P 500") had a total return of 9.08% during the same period. (The S&P 500 is a capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market.)

We are disappointed in the Fund's recent performance. However, we remain committed to our value investing style, and we believe that the Fund's performance should improve. (Value investing means investing in stocks that are selling for less than our estimate of their long-term true intrinsic value.) In the following sections, we will provide more details as to why the Fund underperformed during the period.

A Classic Series Fund

The Fundamental Value Fund is part of the Classic Series of Smith Barney Mutual Funds. The Classic Series funds are mutual funds whose investment decisions are determined by experienced portfolio managers based on each fund's investment objectives and guidelines. Funds in the Smith Barney Classic Series invest across asset classes and sectors, utilizing a range of strategies in order to achieve their objectives.

Market Overview

One of the major market forces that affected the performance of the Fund last year was the concentrated market in which the 15 to 25 largest capitalization companies in the S&P 500 contributed disproportionately to the performance of the overall index. As value managers, we believe that these companies were overpriced and had reached levels that made them extremely vulnerable to any form of bad news. These "icon stocks," historical descendants of the "nifty fifty" of 25 years ago, until recently resisted market corrections and led any recoveries. As a result, the S&P 500 was an extremely difficult index for active portfolio managers to beat for most of last year.

The problems in Asia and Russia were another, very important factor affecting the Fund's performance. The currency and economic problems in these areas caused many investors to become extremely risk averse. This made the largest companies, regardless of their valuations, more attractive and made investors shun smaller companies and those perceived to be sensitive to the global economy. As a result, the differences in valuations between large and small companies widened to a degree not seen in several decades.

Many smaller companies continued to show substantial earnings growth in the last year much like many larger-sized companies. However, given world circumstances,


--------------------------------------------------------------------------------
Smith Barney Fundamental Value Fund Inc.                                       1
the P/E ratio of smaller companies contracted in many cases whereas those of the larger companies, especially those that dominate the S&P 500, actually saw their P/E ratios expand. (A P/E ratio is the price of a company's stock divided by its earnings per share.)

Investment Strategies

The principal investment strategies used by the Fund in the last year are detailed below.

o A cash position of about 20% was maintained in the Fund for much of the last year because we believed that there were limited investment opportunities. It was our judgment that prudent investors should not have all of their money in a stock market that had reached lofty valuation extremes. Our cash position penalized performance through July 1998 because the stock market, at least as measured by the S&P 500, marched relentlessly higher. However, since July, cash has acted as a buffer and the Fund has declined only about 65% as much as the overall market.

o Early in 1998, we decided that financial services stocks, after a bull market of seven to eight years, were fully priced and did not reflect possible earnings problems that might develop as a result of Asia's problems or a slowing U.S. economy. As a result, the Fund's financial services weighting was only about 50% of the weighting given by the S&P
      500. Our weighting hampered Fund performance through the early summer but has enhanced its performance since July.

o In the last few months, we have begun to increase the number of issues in the portfolio that can be defined as small- or mid-cap. Small-cap includes companies with a market capitalization of up to $1 billion and mid-cap includes companies with market capitalizations of between $1 and $5 billion. We think that these areas of the market are where the best values exist. The Fund has always been an all-cap portfolio and the smaller company component of its portfolio penalized performance for the fiscal year ended September 30, 1998.

Portfolio Changes

The most significant changes in the Fund's portfolio occurred in financial services, energy, and basic industries. In energy, we added a large position in Chevron and smaller ones in several oil services companies in the last month. Many oil services companies have declined 50%-70% from their highs. We believe many basic industry or natural resources companies represent attractive long-term investment opportunities. For example, Aluminum Co. of America is one of our largest positions.

Market Outlook

In our opinion, the next six months will feature volatile markets and a transition to new market leadership. The S&P 500 saw its P/E ratio nearly double in the last four and half years. It would take a heroic set of assumptions to justify a similar circumstance in the next five years. In addition, many larger-sized companies probably have exhausted the easy gains from cost cutting and restructuring, and a number may have trouble growing more earnings in the next three to five years. As a result, we believe that some P/E contraction could occur for a number of leading S&P 500 companies in the next few years, which stands in sharp contrast to the experience from 1994 to 1998. We also believe the annual returns for the S&P 500 could likely decline to the 6%-8% range during this period.

The next six months will lay the basis for better performance by many companies that have underperformed in recent years. The recent comments of Federal Reserve Board ("Fed") Chairman Alan Greenspan suggest that our 20-year preoccupation with containing inflation has given way to new Fed policies to sustain economic growth. In other words, we now may be fighting deflation rather than inflation.

In our view, the sectors of greatest opportunity in the next five years include technology, basic industry and resource companies, energy and energy services, and


--------------------------------------------------------------------------------
2                                             1998 Annual Report to Shareholders
financial services companies. The stocks of many financial services companies have fallen 50% or more since July 1998 and have reached prices that are becoming attractive. Although it may be early, we also believe many capital goods companies represent good opportunities. In addition, our research suggests that some larger capitalization companies in foreign markets are once again more attractive than many larger domestic ones.

In the next six months and beyond, we believe the following events may occur:

 . Returns for most asset classes, including stocks, should regress to lower levels. Historically, the average annual total return of stocks, including dividends, has been about 11%.

 . Small- and mid-cap stocks should provide returns that are in excess of the returns for the S&P 500 stocks.

 . The world will be fighting deflation. Money supply growth worldwide should be high in the coming months and years. Inflation eventually will recover to 3%-4% and many may welcome its return, at least initially.

 . Every portfolio will need to have increased representation in companies perceived to be beneficiaries of renewed inflation. Even though 3%-4% inflation is considered modest by many, at the margin, this will be enough to shift investment preferences rather significantly.

   Companies in the basic industries such as aluminum, forest products, and energy production and services are representative of the type of companies that might benefit should inflation move up even modestly in the coming years. The limited amount of new capacity additions in many of these areas suggests substantial pricing power could develop once aggregate demand recovers, a condition which we think is likely in the next 12-24 months.

Conclusion

At the risk of stating the obvious, we believe that the next five years will differ substantially from the last five, and that the best future investment opportunities will be in previously neglected areas or ones that have produced below-average returns in recent years. High returns will be earned in some surprising places whereas the "popular merchandise" of recent years may disappoint.

Thank you for investing in the Smith Barney Fundamental Value Fund. We look forward to continuing to help you pursue your financial goals.

Sincerely,


/s/ Heath B. McLendon                     /s/ John G. Goode

Heath B. McLendon                         John G. Goode

Chairman                                  Vice President and
                                          Investment Officer

October 16, 1998

--------------------------------------------------------------------------------
Top Ten Holdings*                                       As of September 30, 1998
--------------------------------------------------------------------------------

 1. Wal-Mart Stores, Inc.                                                   5.6%
--------------------------------------------------------------------------------
 2. Tele-Communications, Inc., Class A Shares                               4.4
--------------------------------------------------------------------------------
 3. American International Group, Inc.                                      4.3
--------------------------------------------------------------------------------
 4. Time Warner, Inc.                                                       4.1
--------------------------------------------------------------------------------
 5. Cox Communications, Inc.                                                4.1
--------------------------------------------------------------------------------
 6. Aluminum Co. of America                                                 4.0
--------------------------------------------------------------------------------
 7. Adobe Systems, Inc.                                                     3.9
--------------------------------------------------------------------------------
 8. Johnson & Johnson                                                       3.7
--------------------------------------------------------------------------------
 9. American Express Co.                                                    3.6
--------------------------------------------------------------------------------
10. International Business Machines Corp.                                   3.6
--------------------------------------------------------------------------------
* As a percentage of total common stock.


--------------------------------------------------------------------------------
Smith Barney Fundamental Value Fund Inc.                                       3

--------------------------------------------------------------------------------
Historical Performance -- Class A Shares
--------------------------------------------------------------------------------

                   Net Asset Value
               ----------------------
               Beginning        End         Income     Capital Gain     Total
Year Ended      of Year       of Year      Dividends   Distributions  Returns(1)
================================================================================
9/30/98         $11.37        $10.07        $0.11          $0.52        (6.04)%
--------------------------------------------------------------------------------
9/30/97           9.31         11.37         0.13           0.44        29.53
--------------------------------------------------------------------------------
9/30/96           8.66          9.31         0.19           0.37        14.73
--------------------------------------------------------------------------------
9/30/95           8.20          8.66         0.13           0.81        19.94
--------------------------------------------------------------------------------
9/30/94           8.42          8.20         0.08           0.53         4.92
--------------------------------------------------------------------------------
9/30/93           7.22          8.42         0.06           0.46        25.23
--------------------------------------------------------------------------------
9/30/92           6.47          7.22         0.14           0.00        14.01
--------------------------------------------------------------------------------
9/30/91           5.34          6.47         0.23           0.29        33.47
--------------------------------------------------------------------------------
9/30/90           7.15          5.34         0.18           0.57       (16.25)
--------------------------------------------------------------------------------
9/30/89           6.23          7.15         0.10           0.33        23.26
================================================================================
  Total                                     $1.35          $4.32
================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class B Shares
--------------------------------------------------------------------------------

                   Net Asset Value
               ----------------------
               Beginning        End         Income     Capital Gain     Total
Year Ended      of Year       of Year      Dividends   Distributions  Returns(1)
================================================================================
9/30/98         $11.31        $10.01        $0.03          $0.52        (6.79)%
--------------------------------------------------------------------------------
9/30/97           9.26         11.31         0.06           0.44        28.62
--------------------------------------------------------------------------------
9/30/96           8.62          9.26         0.13           0.37        13.82
--------------------------------------------------------------------------------
9/30/95           8.16          8.62         0.08           0.81        19.19
--------------------------------------------------------------------------------
9/30/94           8.37          8.16         0.02           0.53         4.21
--------------------------------------------------------------------------------
Inception*
  -- 9/30/93      7.31          8.37         0.05           0.46        22.82+
================================================================================
  Total                                     $0.37          $3.13
================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class L Shares
--------------------------------------------------------------------------------

                   Net Asset Value
               ----------------------
               Beginning        End         Income     Capital Gain     Total
Year Ended      of Year       of Year      Dividends   Distributions  Returns(1)
================================================================================
9/30/98         $11.30        $10.01        $0.03          $0.52        (6.70)%
--------------------------------------------------------------------------------
9/30/97           9.26         11.30         0.06           0.44        28.52
--------------------------------------------------------------------------------
9/30/96           8.62          9.26         0.13           0.37        13.82
--------------------------------------------------------------------------------
9/30/95           8.16          8.62         0.09           0.81        19.33
--------------------------------------------------------------------------------
9/30/94           8.37          8.16         0.02           0.53         4.24
--------------------------------------------------------------------------------
Inception*
  -- 9/30/93      8.15          8.37         0.00           0.00         2.70+
================================================================================
  Total                                     $0.33          $2.67
================================================================================


--------------------------------------------------------------------------------
4                                             1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Historical Performance -- Class Y Shares
--------------------------------------------------------------------------------

                   Net Asset Value
               ----------------------
               Beginning        End         Income     Capital Gain     Total
Year Ended      of Year       of Year      Dividends   Distributions  Returns(1)
================================================================================
9/30/98         $11.40        $10.10        $0.16          $0.52       (6.78)%
--------------------------------------------------------------------------------
9/30/97           9.32         11.40         0.16           0.44       30.06
--------------------------------------------------------------------------------
Inception*
  -- 9/30/96      8.54          9.32         0.00           0.00        9.13+ ++
================================================================================
  Total                                     $0.32          $0.96
================================================================================

It is the Fund's policy to distribute dividends and capital gains, if any, annually.

--------------------------------------------------------------------------------
Average Annual Total Return
--------------------------------------------------------------------------------

                                             Without Sales Charge(1)
                                 -----------------------------------------------
                                 Class A      Class B      Class L      Class Y
================================================================================
Year Ended 9/30/98                (6.04)%      (6.79)%      (6.70)%      (6.78)%
--------------------------------------------------------------------------------
Five Years Ended 9/30/98          11.93        11.13        11.17          N/A
--------------------------------------------------------------------------------
Ten Years Ended 9/30/98           13.20          N/A          N/A          N/A
--------------------------------------------------------------------------------
Inception* through 9/30/98        13.35        13.23        11.42        11.06++
================================================================================

                                             Without Sales Charge(2)
                                 -----------------------------------------------
                                 Class A      Class B      Class L      Class Y
================================================================================
Year Ended 9/30/98               (10.75)%     (11.22)%      (8.47)%      (6.78)%
--------------------------------------------------------------------------------
Five Years Ended 9/30/98          10.80        11.00        10.96          N/A
--------------------------------------------------------------------------------
Ten Years Ended 9/30/98           12.62          N/A          N/A          N/A
--------------------------------------------------------------------------------
Inception* through 9/30/98        13.01        13.23        11.21        11.06++
================================================================================

--------------------------------------------------------------------------------
Cumulative Total Return
--------------------------------------------------------------------------------

                                                   Without Sales Charge(1)
================================================================================
Class A (9/30/88 through 9/30/98)                          245.61%
--------------------------------------------------------------------------------
Class B (Inception* through 9/30/98)                       108.17
--------------------------------------------------------------------------------
Class L (Inception* through 9/30/98)                        74.36
--------------------------------------------------------------------------------
Class Y (Inception* through 9/30/98)                        32.32++
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; and Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
* Inception dates for Class A, B, L and Y shares are November 12, 1981, November 6, 1992, August 10, 1993 and October 13, 1995, respectively.
+ Total return is not annualized, as it may not be representative of the total return for the year.
++ During November 1995 Class Y shares were fully redeemed, therefore performance for Class Y shares represents performance for the period beginning January 31, 1996, which represents the date new share purchases were made into this class.


--------------------------------------------------------------------------------
Smith Barney Fundamental Value Fund Inc.                                       5

--------------------------------------------------------------------------------
Smith Barney Fundamental Value Fund Inc. at a Glance (unaudited)
--------------------------------------------------------------------------------

Growth of $10,000 Invested in Class A Shares of the
Smith Barney Fundamental Value Fund Inc. vs. Standard & Poor's 500 Index+
--------------------------------------------------------------------------------

                         September 1988--September 1998


  [THE FOLLOWING TABLE WAS DEPICTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

                                 Smith Barney                  Standard & Poor's
                            Fundamental Value Fund                500 Index

Sep 88                               9,497                          10,000

Sep 89                              11,706                          13,296

Sep 90                               9,804                          12,067

Sep 91                              13,085                          15,819

Sep 92                              14,917                          17,565

Sep 93                              18,681                          19,844

Sep 94                              19,599                          20,573

Sep 95                              23,507                          26,686

Sep 96                              26,969                          32,106

Sep 97                              34,932                          45,086

Sep 98                              32,821                          49,183

+ Hypothetical illustration of $10,000 invested in Class A shares on September 30, 1988, assuming deduction of the maximum 5.00% sales charge at the time of investment and reinvestment of dividends and capital gains, if any, at net asset value through September 30, 1998, compared to the Standard & Poor's 500 Index. The index is composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The performance of the Fund's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

      All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

Industry Diversification of Common Stock*
--------------------------------------------------------------------------------


[THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

Financial Services            8.0%
Energy                       14.8%
Healthcare                    8.2%
Insurance                     4.3%
Aluminum                      4.0%
Real Estate                   8.0%
Retail                        5.6%
Technology and Computers     14.5%
Telecommunications           16.2%
Transportation                4.1%
Other                        12.3%

* As a percentage of total common stock.

Investment Breakdown
--------------------------------------------------------------------------------


[THE FOLLOWING TABLE WAS DEPICTED AS A PIE CHART IN THE PRINTED MATERIAL.]

Options Purchased                  1.8%
Cash Equivalents                  19.8%
Common Stock                      78.4%

--------------------------------------------------------------------------------
6                                             1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments                                       September 30, 1998
--------------------------------------------------------------------------------

      SHARES                         SECURITY                        VALUE
================================================================================
COMMON STOCK -- 78.4%

Aluminum -- 3.1%
     600,000    Aluminum Co. of America+                          $ 42,600,000
--------------------------------------------------------------------------------
Basic Materials -- 0.1%
      98,400    Wolverine Tube, Inc.++                               2,072,550
--------------------------------------------------------------------------------
Chemicals -- 1.6%
     400,000    E.I. du Pont de Nemours & Co.+                      22,450,000
--------------------------------------------------------------------------------
Energy -- 11.6%
   8,390,000    Abacan Resource Corp.++                              1,835,313
     500,000    Baker Hughes, Inc.                                  10,468,750
     400,000    Chevron Corp.                                       33,625,000
     100,000    Cooper Cameron Corp.+ ++                             2,812,500
     500,000    Enron Corp.                                         26,406,250
     800,000    Halliburton Co.                                     22,850,000
     637,316    Louis Dreyfus Natural Gas Corp.++                    9,241,082
     321,000    Ocean Energy, Inc.++                                 4,213,125
     800,000    Oryx Energy Co.                                     10,350,000
     700,000    Royal Dutch Petroleum Co.+                          33,337,500
     100,000    Smith International, Inc.                            2,743,750
--------------------------------------------------------------------------------
                                                                   157,883,270
--------------------------------------------------------------------------------
Entertainment -- 3.2%
     500,000    Time Warner, Inc.+                                  43,781,250
--------------------------------------------------------------------------------
Financial Services -- 6.3%
     500,000    American Express Co.                                38,812,500
     500,000    Bank of New York Co., Inc.                          13,687,500
     550,000    BankAmerica Corp.@                                  33,068,750
--------------------------------------------------------------------------------
                                                                    85,568,750
--------------------------------------------------------------------------------
Foods and Beverages -- 1.7%
     398,900    Fleming Cos., Inc.                                   4,886,525
     600,000    PepsiCo, Inc.                                       17,662,500
--------------------------------------------------------------------------------
                                                                    22,549,025
--------------------------------------------------------------------------------
Healthcare -- 6.4%
   1,000,000    Advanced Polymer Systems, Inc.++                     5,437,500
   1,634,664    Aphton Corp.++                                      19,207,302
     109,600    C.R. Bard, Inc.                                      4,041,500
     500,000    Johnson & Johnson                                   39,125,000
     150,000    Merck & Co., Inc.+                                  19,434,375
         266    Molecular Biosystems, Inc.++                             1,131
--------------------------------------------------------------------------------
                                                                    87,246,808
--------------------------------------------------------------------------------
Hotels -- 0.5%
     274,600    Hilton Hotels Corp.                                  4,685,363
   1,000,000    MeriStar Hotels & Resorts, Inc.++                    2,750,000
--------------------------------------------------------------------------------
                                                                     7,435,363
--------------------------------------------------------------------------------
Insurance -- 3.4%
     600,000    American International Group, Inc.+                 46,200,000
--------------------------------------------------------------------------------

                        See Notes to Financial Statements


--------------------------------------------------------------------------------
Smith Barney Fundamental Value Fund Inc.                                       7

--------------------------------------------------------------------------------
Schedule of Investments (continued)                           September 30, 1998
--------------------------------------------------------------------------------

      SHARES                         SECURITY                        VALUE
================================================================================
Manufacturing -- 1.2%
     800,000    RMI Titanium Co.+                                $  16,100,000
--------------------------------------------------------------------------------
Paper Products -- 1.3%
   1,425,000    Asia Pulp & Paper Co., Ltd.+                         7,570,313
      33,400    Champion International Corp.                         1,045,838
     345,000    Jefferson Smurfit Corp.+ ++                          3,967,500
      70,000    The Mead Corp.                                       2,060,625
      55,000    Union Camp Corp.                                     2,165,625
      35,400    Willamette Industries, Inc.                          1,015,538
--------------------------------------------------------------------------------
                                                                    17,825,439
--------------------------------------------------------------------------------
Real Estate -- 6.3%
   1,300,000    Del E. Webb Corp.                                   27,381,250
     822,300    Spieker Properties, Inc.                            30,219,525
   1,042,800    The Rouse Co.+                                      28,090,425
--------------------------------------------------------------------------------
                                                                    85,691,200
--------------------------------------------------------------------------------
Retail -- 4.4%
   1,100,000    Wal-Mart Stores, Inc.+@                             60,087,500
--------------------------------------------------------------------------------
Technology and Computers -- 11.4%
   1,200,000    Adobe Systems, Inc.                                 41,625,000
   1,000,000    Cypress Semiconductor Corp.++                        8,750,000
     200,000    Inprise Corp.+ ++                                    1,237,500
     300,000    Intel Corp.                                         25,725,000
     300,000    International Business Machines Corp.               38,400,000
      73,500    International Microcomputer Software, Inc.++           500,719
     300,000    Motorola, Inc.+                                     12,806,250
     500,000    Texas Instruments, Inc.                             26,375,000
--------------------------------------------------------------------------------
                                                                   155,419,469
--------------------------------------------------------------------------------
Telecommunications -- 12.7%
     600,000    American Telephone & Telegraph Corp.+               35,062,500
     750,000    COMSAT Corp.                                        26,437,500
     800,000    Cox Communications, Inc.+ ++                        43,700,000
       6,500    Grupo Televisa S.A.                                    125,531
     120,000    Hitachi Ltd.                                           528,945
     154,719    Hong Kong Telecommunications Ltd.+                   2,959,001
      25,000    Loral Space & Communications Ltd.++                    368,750
      75,000    NEC Corp.                                              487,621
     774,500    Scientific-Atlanta, Inc.                            16,361,312
   1,200,000    Tele-Communications, Inc., Class A Shares+ ++       46,950,000
--------------------------------------------------------------------------------
                                                                   172,981,160
--------------------------------------------------------------------------------
Transportation -- 3.2%
     400,000    AMR Corp.                                           22,175,000
     400,000    General Motors Corp.                                21,875,000
--------------------------------------------------------------------------------
                                                                    44,050,000
--------------------------------------------------------------------------------
                TOTAL COMMON STOCK
                (Cost -- $749,383,579)                           1,069,941,784
================================================================================

                        See Notes to Financial Statements


--------------------------------------------------------------------------------
8                                             1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                           September 30, 1998
--------------------------------------------------------------------------------

      SHARES                         SECURITY                        VALUE
================================================================================
OPTIONS PURCHASED -- 1.8%
      73,800    S&P 500 Index Put @ 1030.608, Expire 12/31/98   $    5,242,014
      57,500    S&P 500 Index Put @ 1050.000, Expire 3/19/99         5,405,000
     106,500    S&P 500 Index Put @ 1100.000, Expire 3/19/99        13,259,250
--------------------------------------------------------------------------------
                TOTAL OPTIONS PURCHASED
                (Cost -- $13,392,067)                               23,906,264
================================================================================
                SUB-TOTAL INVESTMENTS
                (Cost -- $762,775,646)                           1,093,848,048
================================================================================

   FACE
  AMOUNT                             SECURITY                        VALUE
================================================================================
REPURCHASE AGREEMENTS -- 19.8%
$ 93,217,000    Goldman, Sachs & Co., 5.250% due 10/1/98;
                Proceeds at maturity -- $93,230,594;
                (Fully collateralized by U.S. Treasury Notes,
                5.375% due 7/31/00; U.S. Treasury Notes,
                5.625% due 10/31/99; U.S. Treasury Bonds,
                11.750% due 2/15/10; U.S. Treasury Bonds,
                11.750% due 8/15/03; Total market value
                -- $95,081,318)                                     93,217,000
 176,950,000    Warburg, Dillon Read LLC, 5.495% due 10/1/98;
                Proceeds at maturity -- $176,977,011;
                (Fully collateralized by U.S. Treasury Notes,
                5.750% due 10/31/02; Market value
                -- $180,492,374)                                   176,950,000
--------------------------------------------------------------------------------
                TOTAL REPURCHASE AGREEMENTS
                (Cost-- $270,167,000)                              270,167,000
================================================================================
                TOTAL INVESTMENTS -- 100%
                (Cost-- $1,032,942,646*)                        $1,364,015,048
================================================================================

+     A portion of this security is on loan.
++    Non-income producing security.
@     Security segregated by Custodian to cover written call options.
*     Aggregate cost for Federal income tax purposes is $1,068,545,317 (See Note
      4).

                       See Notes to Financial Statements


--------------------------------------------------------------------------------
Smith Barney Fundamental Value Fund Inc.                                       9

--------------------------------------------------------------------------------
Statement of Assets and Liabilities                           September 30, 1998
--------------------------------------------------------------------------------

ASSETS:
  Investments, at value (Cost -- $762,775,646+)                 $1,093,848,048
  Repurchase agreements (Cost -- $270,167,000)                     270,167,000
  Collateral for securities on loan (Note 6)                       139,334,024
  Receivable for securities sold                                     1,908,203
  Dividends and interest receivable                                    986,583
  Receivable for Fund shares sold                                      669,269
--------------------------------------------------------------------------------
  Total Assets                                                   1,506,913,127
--------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities on loan (Note 6)                          139,334,024
  Options written (Note 5)                                           7,257,726
  Payable for Fund shares purchased                                  1,781,793
  Investment advisory fees payable                                     581,952
  Distribution fees payable                                            252,777
  Administration fees payable                                          248,107
  Payable for securities purchased                                     198,813
  Payable to bank                                                        3,509
  Accrued expenses                                                     470,399
--------------------------------------------------------------------------------
  Total Liabilities                                                150,129,100
--------------------------------------------------------------------------------
Total Net Assets                                                $1,356,784,027
================================================================================
NET ASSETS:
  Par value of capital shares                                   $      135,152
  Capital paid in excess of par value                              983,120,910
  Undistributed net investment income                                3,061,641
  Accumulated net realized gain from security
    transactions and options                                        32,571,601
  Net unrealized appreciation of investments
    and options                                                    337,894,723
--------------------------------------------------------------------------------
Total Net Assets                                                $1,356,784,027
================================================================================
Shares Outstanding:
  Class A                                                           51,675,411
  ------------------------------------------------------------------------------
  Class B                                                           71,551,792
  ------------------------------------------------------------------------------
  Class L                                                            5,733,033
  ------------------------------------------------------------------------------
  Class Y                                                            6,191,519
  ------------------------------------------------------------------------------
Net Asset Value:
  Class A (and redemption price)                                        $10.07
  ------------------------------------------------------------------------------
  Class B*                                                              $10.01
  ------------------------------------------------------------------------------
  Class L**                                                             $10.01
  ------------------------------------------------------------------------------
  Class Y (and redemption price)                                        $10.10
  ------------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
  Class A (net asset value plus 5.26% of net asset
    value per share)                                                    $10.60
  ------------------------------------------------------------------------------
  Class L (net asset value plus 1.01% of net asset
    value per share)                                                    $10.11
================================================================================

+     Aggregate cost for Federal income tax purposes is $798,378,317.
* Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from purchase (See Note 3).
** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                        See Notes to Financial Statements


--------------------------------------------------------------------------------
10                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statement of Operations                    For the Year Ended September 30, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividends                                                      $  17,569,623
  Interest                                                          13,289,287
  Less: Foreign withholding tax                                       (183,381)
--------------------------------------------------------------------------------
  Total Investment Income                                           30,675,529
--------------------------------------------------------------------------------
EXPENSES:
  Distribution fees (Note 3)                                        10,683,029
  Investment advisory fees (Note 3)                                  8,577,966
  Administration fees (Note 3)                                       3,134,642
  Shareholder and system servicing fees                              1,713,252
  Shareholder communications                                           388,183
  Registration fees                                                    102,786
  Directors' fees                                                       85,001
  Audit and legal                                                       66,964
  Custody                                                               57,861
  Other                                                                 89,153
--------------------------------------------------------------------------------
  Total Expenses                                                    24,898,837
--------------------------------------------------------------------------------
Net Investment Income                                                5,776,692
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND OPTIONS (NOTES 4 AND 5):
  Realized Gain (Loss) From:
    Security transactions (excluding short-term securities):        70,136,543
    Options purchased                                               (4,939,862)
    Options written                                                 (2,951,075)
--------------------------------------------------------------------------------
  Net Realized Gain                                                 62,245,606
--------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation
  of Investments and Options:
    Beginning of year                                              501,216,420
    End of year                                                    337,894,723
--------------------------------------------------------------------------------
  Decrease in Net Unrealized Appreciation                         (163,321,697)
--------------------------------------------------------------------------------
Net Loss on Investments and Options                               (101,076,091)
--------------------------------------------------------------------------------
Decrease in Net Assets From Operations                           $ (95,299,399)
================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Fundamental Value Fund Inc.                                      11

--------------------------------------------------------------------------------
Statements of Changes in Net Assets            For the Years Ended September 30,
--------------------------------------------------------------------------------

                                                    1998               1997
================================================================================
OPERATIONS:
  Net investment income                       $    5,776,692     $   10,530,839
  Net realized gain                               62,245,606         45,614,564
  Increase (decrease) in net unrealized
    appreciation                                (163,321,697)       324,560,554
--------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets From
    Operations                                   (95,299,399)       380,705,957
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                          (10,249,004)       (13,542,817)
  Net realized gains                             (75,151,678)       (59,901,401)
--------------------------------------------------------------------------------
  Decrease in Net Assets From
    Distributions to Shareholders                (85,400,682)       (73,444,218)
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 7):
  Net proceeds from sale of shares               212,118,825        344,615,197
  Net asset value of shares issued for
    reinvestment of dividends                     79,452,277         67,806,116
  Cost of shares reacquired                     (471,028,743)      (253,681,008)
--------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets From
    Fund Share Transactions                     (179,457,641)       158,740,305
--------------------------------------------------------------------------------
Increase (Decrease) in Net Assets               (360,157,722)       466,002,044

NET ASSETS:
  Beginning of year                            1,716,941,749      1,250,939,705
--------------------------------------------------------------------------------
  End of year*                                $1,356,784,027     $1,716,941,749
================================================================================
* Includes undistributed net investment
    income of:                                $    3,061,641     $    9,200,627
================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
12                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

1. Significant Accounting Policies

Smith Barney Fundamental Value Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales price was reported and U.S. government and agency obligations are valued at the mean between bid and ask price; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the earlier of the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; interest income is recorded on the accrual basis; (e) realized gains or losses on the sale of securities are calculated based on the specific identification method;
(f) direct expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets by class; (g) dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date; (h) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At September 30, 1998, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this adjustment; (i) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation; (j) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In addition, the Fund may enter into forward foreign currency contracts in order to hedge against foreign currency risk. These contracts are marked-to-market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled.

2. Repurchase Agreements

The Fund purchases, and its custodian takes possession of, U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

3. Investment Advisory Agreement and Other Transactions

Mutual Management Corp. ("MMC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), acts as


--------------------------------------------------------------------------------
Smith Barney Fundamental Value Fund Inc.                                      13

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

investment adviser of the Fund. The Fund pays MMC an advisory fee calculated at an annual rate of 0.55% of the average daily net assets up to $1.5 billion and 0.50% of the average daily net assets in excess of $1.5 billion. This fee is calculated daily and paid monthly.

MMC also serves as administrator for the Fund and is paid a fee calculated at an annual rate of 0.20% of the average daily net assets. This fee is calculated daily and paid monthly.

On October 8, 1998, CFBDS, Inc., became the Fund's distributor. Prior to that date, Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, was the Fund's distributor. SSB (as well as certain other broker-dealers) continues to sell Fund shares to the public as a member of the selling group. For the year ended September 30, 1998, SSB received brokerage commissions of $161,040.

On June 12, 1998, the Portfolio's existing Class C shares were renamed Class L shares. Effective June 15, 1998, Class L shares are being sold at net asset value plus a maximum initial sales charge of 1.00%. Class L shares also have a 1.00% contingent deferred sales charge ("CDSC"), which applies if redemption occurs within the first year of purchase.

There is also a CDSC of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase and declines thereafter by 1.00% per year until no CDSC is incurred.

For the year ended September 30, 1998, SSB received sales charges of $466,000 and $10,000 on sales of the Fund's Class A and L shares, respectively. In addition, CDSCs paid to SSB were approximately:

                                      Class A          Class B          Class L
================================================================================
CDSCs                                 $14,000         $1,177,000        $11,000
================================================================================

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to its Class A, B and L shares calculated at an annual rate of 0.25% of the average daily net assets for each respective class. The Fund also pays a distribution fee with respect to its Class B and L shares calculated at an annual rate of 0.75% of the average daily net assets of each class, respectively. For the year ended September 30, 1998, total Distribution Plan fees incurred were:

                                      Class A          Class B          Class L
================================================================================
Distribution Plan Fees               $1,471,566       $8,536,323       $675,140
================================================================================

All officers and one Director of the Fund are employees of SSB.

4. Investments

During the year ended September 30, 1998, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                          $534,679,673
--------------------------------------------------------------------------------
Sales                                                               908,719,079
================================================================================

At September 30, 1998, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were as follows:

================================================================================
Gross unrealized appreciation                                      $328,858,600
--------------------------------------------------------------------------------
Gross unrealized depreciation                                       (33,388,869)
--------------------------------------------------------------------------------
Net unrealized appreciation                                        $295,469,731
================================================================================

5. Option Contracts

Premiums paid when put or call options are purchased by the Fund represent investments which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put


--------------------------------------------------------------------------------
14                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At September 30, 1998, the Fund held three purchased put options with a total cost of $13,392,067.

When a Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a call option is exercised the proceeds of the security sold will be increased by the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

The following covered call option transactions occurred during the year ended September 30, 1998:

                                                              Number of
                                                              Contracts        Premiums
==========================================================================================
Options written, outstanding at September 30, 1997              13,950       $  3,824,211
Options written during the year ended September 30, 1998       120,888         37,678,391
Options cancelled in closing purchase transactions             (96,450)       (24,827,834)
Options expired                                                (21,150)        (3,812,421)
------------------------------------------------------------------------------------------
Options written, outstanding at September 30, 1998              17,238       $ 12,862,347
==========================================================================================

The following represents the covered call option written contracts open as of September 30, 1998:

 Number of                                                           Strike
 Contracts                                           Expiration      Price        Value
==========================================================================================
     5,500    BankAmerica Corp.                        1/16/99     $  110.00   $  137,500
       738    S&P 500 Index                           12/18/98      1,217.20      317,340
    11,000    Wal-Mart Stores, Inc.                    1/16/00         75.00    4,812,500
------------------------------------------------------------------------------------------
              Total Covered Call Options Written
              (Premiums received-- $12,862,347)                                $5,267,340
==========================================================================================


--------------------------------------------------------------------------------
Smith Barney Fundamental Value Fund Inc.                                      15

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

The following covered put option transactions occurred during the year ended September 30, 1998:

                                                           Number of
                                                           Contracts   Premiums
================================================================================
Options written, outstanding at September 30, 1997             --             --
Options written during the year ended September 30, 1998      738     $1,217,700
Options cancelled in closing purchase transactions             --             --
Options expired                                                --             --
Options exercised                                              --             --
--------------------------------------------------------------------------------
Options written, outstanding at September 30, 1998            738     $1,217,700
================================================================================

The following represents the covered put option written contracts open as of September 30, 1998:

   Number of                                            Strike
   Contracts                             Expiration      Price          Value
================================================================================
      738       S&P 500 Index
                  (Premiums received
                  -- $1,217,700)          12/18/98      $867.90      $1,990,386
================================================================================

6. Lending of Portfolio Securities

The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations, and receives a lenders fee. Fees earned by the Fund on securities lending are recorded as interest income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the securities loaned, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At September 30, 1998, the Fund loaned common stocks having a value of $130,162,332 and holds the following collateral for loaned securities:

Security Description                                                   Value
================================================================================
Time Deposits:
  Bank Brussels Lambert, 5.875% due 10/1/98                         $16,607,837
  Banque of Paribus, 5.813% due 10/1/98                               6,308,403
  Caisse Des Depot Et Consignations, 5.875% due 10/1/98              16,607,837
  Deutsche Bank, 5.875% due 10/1/98                                  12,515,141
  Svenska, 5.875% due 10/1/98                                         6,308,403
  Westdeutsche Landesbank, 5.875% due 10/1/98                         6,308,403

Commercial Paper:
  Riverwoods Funding Corp., 5.544% due 10/9/98                       74,678,000
--------------------------------------------------------------------------------
Total                                                              $139,334,024
================================================================================

7. Capital Shares

At September 30, 1998, the Fund had one billion shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Fund and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares. Effective June 12, 1998, the Fund adopted the renaming of existing Class C shares as Class L shares.


--------------------------------------------------------------------------------
16                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

At September 30, 1998, total paid-in capital amounted to the following for each class:

                             Class A           Class B           Class L         Class Y
============================================================================================
Total Paid-in Capital      $386,182,263      $496,152,800      $47,968,062      $52,952,937
============================================================================================

Transactions in shares of each class were as follows:

                                                         Year Ended                            Year Ended
                                                     September 30, 1998                    September 30, 1997
                                              --------------------------------       -------------------------------
                                                 Shares             Amount              Shares             Amount
=====================================================================================================================
Class A
Shares sold                                     7,551,987       $  82,411,671          9,972,656       $  99,959,293
Shares issued on reinvestment3,125,009         32,667,488           2,932,597         27,939,714
Shares redeemed                               (12,290,037)       (132,952,544)        (8,852,499)        (89,440,037)
---------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                        (1,613,041)      $ (17,873,385)         4,052,754       $  38,458,970
=====================================================================================================================
Class B
Shares sold                                     6,360,722       $  68,425,785         17,327,879       $ 171,344,809
Shares issued on reinvestment                   4,153,333          43,315,188          3,953,348          37,410,822
Shares redeemed                               (21,262,606)       (228,805,770)       (14,990,088)       (150,758,176)
---------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                       (10,748,551)      $(117,064,797)         6,291,139       $  57,997,455
=====================================================================================================================
Class L+
Shares sold                                     1,049,363       $  11,275,499          2,633,362       $  26,239,606
Shares issued on reinvestment332,717            3,469,601             259,478          2,455,580
Shares redeemed                                (2,007,609)        (21,619,890)        (1,345,937)        (13,482,795)
---------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                          (625,529)      $  (6,874,790)         1,546,903       $  15,212,391
=====================================================================================================================
Class Y
Shares sold                                     4,624,764       $  50,005,870          4,733,074       $  47,071,489
Shares issued on reinvestment                          --                  --                 --                  --
Shares redeemed                                (7,955,204)        (87,650,539)                --                  --
---------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                        (3,330,440)      $ (37,644,669)         4,733,074       $  47,071,489
=====================================================================================================================

+ On June 12, 1998, Class C shares were renamed Class L shares.


--------------------------------------------------------------------------------
Smith Barney Fundamental Value Fund Inc.                                      17

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year ended September 30:

Class A Shares                            1998(1)       1997          1996          1995          1994
=========================================================================================================
Net Asset Value, Beginning of Year      $  11.37      $   9.31      $   8.66      $   8.20      $   8.42
---------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                     0.09          0.11          0.20          0.17          0.09
  Net realized and unrealized gain (loss)  (0.76)         2.52          1.01          1.23          0.30
---------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations        (0.67)         2.63          1.21          1.40          0.39
---------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                    (0.11)        (0.13)        (0.19)        (0.13)        (0.08)
  Net realized gains                       (0.52)        (0.44)        (0.37)        (0.81)        (0.53)
---------------------------------------------------------------------------------------------------------
Total Distributions                        (0.63)        (0.57)        (0.56)        (0.94)        (0.61)
---------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year            $  10.07      $  11.37      $   9.31      $   8.66      $   8.20
---------------------------------------------------------------------------------------------------------
Total Return                               (6.04)%       29.53%        14.73%        19.94%         4.92%
---------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)          $520,627      $606,054      $458,208      $386,297      $264,765
---------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                  1.15%         1.14%         1.22%         1.34%         1.30%
  Net investment income                     0.81          1.14          2.32          2.19          1.90
---------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                       41%           46%           57%           45%          108%
=========================================================================================================

Class B Shares                            1998(1)       1997          1996          1995          1994
=========================================================================================================
Net Asset Value, Beginning of Year      $  11.31      $   9.26      $   8.62      $   8.16      $   8.37
---------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                       --          0.03          0.13          0.12          0.09
  Net realized and unrealized gain (loss)  (0.75)         2.52          1.01          1.23          0.25
---------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations        (0.75)         2.55          1.14          1.35          0.34
---------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                    (0.03)        (0.06)        (0.13)        (0.08)        (0.02)
  Net realized gains                       (0.52)        (0.44)        (0.37)        (0.81)        (0.53)
---------------------------------------------------------------------------------------------------------
Total Distributions                        (0.55)        (0.50)        (0.50)        (0.89)        (0.55)
---------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year            $  10.01      $  11.31      $   9.26      $   8.62      $   8.16
---------------------------------------------------------------------------------------------------------
Total Return                               (6.79)%       28.62%        13.82%        19.19%         4.21%
---------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)          $716,239      $930,436      $703,552      $538,759      $361,254
---------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                  1.92%         1.90%         1.97%         2.09%         2.06%
  Net investment income                     0.04          0.38          1.56          1.44          1.13
---------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                       41%           46%           57%           45%          108%
=========================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.


--------------------------------------------------------------------------------
18                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year ended September 30:

Class L Shares(1)                         1998(2)       1997          1996          1995          1994
=========================================================================================================
Net Asset Value, Beginning of Year       $ 11.30       $  9.26       $  8.62       $  8.16        $ 8.37
---------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                       --          0.03          0.14          0.12          0.05
  Net realized and unrealized
  gain (loss)                              (0.74)         2.51          1.00          1.24          0.29
---------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations        (0.74)         2.54          1.14          1.36          0.34
---------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                    (0.03)        (0.06)        (0.13)        (0.09)        (0.02)
  Net realized gains                       (0.52)        (0.44)        (0.37)        (0.81)        (0.53)
---------------------------------------------------------------------------------------------------------
Total Distributions                        (0.55)        (0.50)        (0.50)        (0.90)        (0.55)
---------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year             $ 10.01       $ 11.30       $  9.26       $  8.62        $ 8.16
---------------------------------------------------------------------------------------------------------
Total Return                               (6.70)%       28.52%        13.82%        19.33%         4.24%
---------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)           $57,367       $71,874       $44,539       $21,812        $1,652
---------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                  1.93%         1.92%         1.96%         2.09%         2.23%
  Net investment income                     0.03          0.36          1.52          1.44          0.96
---------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                       41%           46%           57%           45%          108%
=========================================================================================================

Class Y Shares                            1998(2)       1997          1996(3)
=========================================================================================================
Net Asset Value, Beginning of Year       $ 11.40      $   9.32       $  8.54
Income (Loss) From Operations:
  Net investment income                     0.12          0.14          0.23
  Net realized and unrealized
    gain (loss)                            (0.74)         2.54          0.55
---------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations        (0.62)         2.68          0.78
---------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                    (0.16)        (0.16)           --
  Net realized gains                       (0.52)        (0.44)           --
---------------------------------------------------------------------------------------------------------
Total Distributions                        (0.68)        (0.60)           --
---------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year             $ 10.10      $  11.40       $  9.32
---------------------------------------------------------------------------------------------------------
Total Return                               (6.78)%       30.06%         9.13%*++
---------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)           $62,551      $108,578       $44,641
---------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                  0.79%         0.78%         0.75%+
  Net investment income                     1.15          1.48          2.58+
---------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                       41%           46%           57%
=========================================================================================================

(1)   On June 12, 1998, Class C shares were renamed Class L shares.
(2) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
(3)   For the period from October 13, 1995 (inception date) to September 30,
      1996.
* During November 1995 Class Y shares were fully redeemed, therefore performance for Class Y shares represents performance for the period beginning January 31, 1996, which represents the date new share purchases were made into this class.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.


--------------------------------------------------------------------------------
Smith Barney Fundamental Value Fund Inc.                                      19

--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------

To the Shareholders and Board of Directors of Smith Barney Fundamental Value Fund Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney Fundamental Value Fund Inc. as of September 30, 1998, the related statement of operations for the year then ended and statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at September 30, 1998 by correspondence with the Fund's custodian and brokers: where replies were not received from brokers we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Smith Barney Fundamental Value Fund Inc. as of September 30, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.

Deloitte & Touche LLP

New York, New York
November 13, 1998


--------------------------------------------------------------------------------
20                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Tax Information (unaudited)
--------------------------------------------------------------------------------

      The amount of long-term capital gains paid by the Fund for the fiscal year ended September 30, 1998 was $69,312,723.

      100% of ordinary income distribution is designated as qualifying for the dividends received deduction available to corporate shareholders.


--------------------------------------------------------------------------------
Smith Barney Fundamental Value Fund Inc.                                      21

Smith Barney
Fundamental Value
Fund Inc.


Directors

Lloyd J. Andrews
Robert M. Frayn, Jr.
Leon P. Gardner
Howard J. Johnson
David E. Maryatt
Heath B. McLendon, Chairman
Frederick O. Paulsell
Jerry A. Viscione
Julie W. Weston


Officers

Heath B. McLendon
President and Chief Executive Officer

Lewis E. Daidone
Senior Vice President and Treasurer

John G. Goode
Vice President and Investment Officer

Peter Hable
Investment Officer

Thomas M. Reynolds
Controller

Christina T. Sydor
Secretary


Investment Adviser and Administrator

Mutual Management Corp.


Distributor

CFBDS, Inc.


Custodian

PNC Bank, N.A.


Shareholder Servicing Agent

First Data Investor Services Group, Inc.
P.O. Box 9134
Boston, MA 02205-9134


This report is for the information of shareholders of Smith Barney Fundamental Value Fund Inc. It is not authorized for distribution to prospective investors unless accompanied by a current Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.


Salomon Smith Barney
----------------------------
A member of citigroup[LOGO]

Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

Smith Barney Fundamental
Value Fund Inc.

Smith Barney Mutual Funds
388 Greenwich Street
MF-2
New York, New York 10013


www.smithbarney.com


FD0283 11/98